Note 15 - Regulatory Restrictions	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
Banking and Thrift Disclosure [Text Block]
15.	REGULATORY RESTRICTIONS

The Company is subject to the regulatory requirements of the Federal Reserve System as a bank holding company. The bank is subject to regulations of the Federal Deposit Insurance Corporation (“FDIC”) and the State of Ohio, Division of Financial Institutions.

Since the establishment in the fourth quarter of 2009 of Middlefield Banc Corp.’s nonbank-asset resolution subsidiary, EMORECO, Inc., the Bank has sold $5.8 million of nonperforming assets to this subsidiary.

Cash Requirements

The Cleveland district Federal Reserve Bank requires the Company to maintain certain average reserve balances. As of December 31, 2014 and 2013, the Company had required reserves of $6.8 million and $7.4 million comprising vault cash and a depository amount held with the Federal Reserve Bank.

Loans

Federal law prevents the Company from borrowing from the Bank unless the loans are secured by specific obligations. Further, such secured loans are limited in amount of 10 percent of the Bank’s common stock and capital surplus.

Dividends

MBC is subject to dividend restrictions that generally limit the amount of dividends that can be paid by an Ohio state-chartered bank. Under the Ohio Banking Code, cash dividends may not exceed net profits as defined for that year combined with retained net profits for the two preceding years less any required transfers to surplus. Under this formula the amount available for payment of dividends for 2014 approximates $10.2 million plus 2015 profits retained up to the date of the dividend declaration. As a condition to the ODFI's approval of the merger of Emerald Bank into MBC, until the third anniversary of the merger, that is until January 20, 2017, MBC will have to obtain the ODFI's advance approval for dividend payments to the Company.

Potential Restrictions

On or about January 14, 2013 an investor to whom we sold a total of 196,635 shares in April of 2012, constituting 9.9% of our stock at the time, obtained from the Ohio Division of Financial Institutions and the Federal Reserve Bank of Cleveland regulatory clearance to acquire up to 24.99% of our stock. The August 15, 2011 Stock Purchase Agreement, as amended, under which we sold shares to the investor provided for sale of up to 24.99% of our stock, subject to the investor obtaining regulatory clearance and subject to other conditions. Although we disclosed in a Form 8-K Current Report filed with the SEC on January 18, 2013 that sale of additional shares to the investor under the terms of the Stock Purchase Agreement will not occur, if the investor nevertheless acquires shares and increases his ownership to 10% or more of our common stock, whether acquiring the shares on the open market or from us, we will become subject to additional restrictions under the terms of the regulatory clearance issued to the investor by the Ohio Division of Financial Institutions. Specifically, for three years after the investor becomes an owner of 10% or more of our stock, we would have to obtain advance approval of the ODFI in order for The Middlefield Banking Company to pay a dividend to Middlefield Banc Corp., and for 12 months we would have to obtain advance written approval of the ODFI for any changes in the composition of Middlefield Banc Corp.’s board or executive management.